Money Market Funds

Prospectus Supplement

UBS Money Series

UBS Select Prime Capital Fund

UBS Select Treasury Capital Fund

UBS Select Tax-Free Capital Fund

Supplement to the Prospectus dated August 28, 2014, as supplemented

June 30, 2015

Dear Investor:

The purpose of this supplement is to update the Prospectus in connection with changes to the Bank Sweep Programs.

Effective August 20, 2015, the "Managing your fund account—for eligible clients of UBS Financial Services Inc." section in the Prospectus is hereby amended to include the following section immediately before the sub-section titled "Additional compensation to affiliated dealer":

Temporary sweep option. Effective August 20, 2015, if you are an eligible participant, in the event that the bank offering the interest-bearing deposit accounts into which your free cash balances are swept elects to stop taking deposits at its discretion or if it is prohibited from doing so by its banking regulators, your free cash balances will be swept to a temporary sweep option. Existing balances will remain in such interest-bearing deposit accounts and in your "secondary sweep option", which is either a fund or deposit accounts at UBS AG. The interest rate or yield on the temporary sweep option may be higher or lower than the interest rate on your interest-bearing deposit accounts.

The temporary sweep option for your securities account generally is determined based on whether you have exceeded your cap, which is described above, as of the date the bank stops accepting deposits (the "Implementation Date"). Whether you have exceeded the cap is determined based on the total balances in your interest-bearing deposit accounts and in your secondary sweep option as of the Implementation Date.

The temporary sweep option will be as follows:

•  If you have not exceeded your cap or do not have a cap as of the Implementation Date, your temporary sweep option will be UBS RMA U.S. Government Portfolio. If UBS RMA U.S. Government Portfolio is currently your secondary sweep option, it will also be your temporary sweep option.

•  If you have exceeded your cap as of the Implementation Date, your secondary sweep option will be your temporary sweep option.

•  If you have exceeded your cap as of the Implementation Date, and if at any time after the Implementation Date your total balances in your interest-bearing deposit accounts and in your secondary sweep option drop below the cap, your temporary sweep option will change from your secondary sweep option to UBS

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RMA U.S. Government Portfolio. If your secondary sweep option is UBS RMA U.S. Government Portfolio, your temporary sweep option will not change.

You will not receive prior notice before your free cash balances begin sweeping to your temporary sweep option. However, notices will be posted to UBS Financial Services Inc.'s public and private websites no later than the Implementation Date, and your securities account statements will reflect the change. You will also receive a prospectus for UBS RMA U.S. Government Portfolio if your free cash balances are swept to that fund, unless you held balances in that fund prior to the Implementation Date and already received the prospectus.

The order of withdrawals to satisfy debits in your securities account will not change if the bank stops accepting deposits or resumes accepting deposits.

UBS Financial Services Inc. will continue to sweep your free cash balances to your temporary sweep option unless the bank resumes accepting deposits. If the bank elects to resume accepting deposits, upon 30 days' notice, UBS Financial Services Inc. will resume sweeping your free cash balances to such interest-bearing deposit accounts in accordance with the terms of the Bank Sweep Programs.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.